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                                POWER OF ATTORNEY

         We, the undersigned Trustees and officers of Schroder Capital Funds (Delaware), Schroder Capital Funds, and Schroder Series Trust (the "Trusts"), hereby constitute and appoint Catherine A. Mazza, Alexandra Poe, Carin F. Muhlbaum, Nancy A. Curtin, and Timothy W. Diggins as our true and lawful attorneys, with full power to each of them individually and with full power of substitution, to sign for us, and in each of our names and in the capacities indicated below, any and all amendments to the Registration Statements of the Trusts on Form N-1A, including all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof. In executing this Power of Attorney, each of us hereby revokes and rescinds all powers of attorney granted prior to the date hereof in each of our capacities as a Trustee or officer of the Trusts.



Name                         Capacity                         Date
----                         --------                         ----

 /s/Nancy A. Curtin          Trustee and Chairman             July 12, 1999
-----------------------                                       ----------------
Nancy A. Curtin

 /s/David N. Dinkins         Trustee                          July 12, 1999
-----------------------                                       ----------------
David N. Dinkins

 /s/John I. Howell           Trustee                          July 12, 1999
-----------------------                                       ----------------
John I. Howell

 /s/Peter S. Knight          Trustee                          July 12, 1999
-----------------------                                       ----------------
Peter S. Knight

 /s/Peter E. Guernset        Trustee                          July 12, 1999
-----------------------                                       ----------------
Peter E. Guernsey

 /s/Sharon L. Haugh          Trustee                          July 12, 1999
-----------------------                                       ----------------
Sharon L. Haugh

 /s/William L. Means         Trustee                          July 12, 1999
-----------------------                                       ----------------
William L. Means

 /s/Clarence F. Michalis     Trustee                          July 12, 1999
-----------------------                                       ----------------
Clarence F. Michalis

 /s/Hermann C. Schwab        Trustee                          July 12, 1999
-----------------------                                       ----------------
Hermann C. Schwab

/s/Alan Mandel               Treasurer and                    July 12, 1999
-----------------------      Principal Financial              ----------------
Alan Mandel                  and Accounting Officer